Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Leases.  The Company leases real estate and various equipment under operating and, to a lesser extent, capital lease arrangements.  Certain real estate leases provide for escalation of rent based upon a specified price index and/or based upon periodic appraisals.

At December 31, 2015, the Company was obligated under non-cancellable operating leases and capital leases to make future minimum lease payments as follows:

	Operating	Capital
	Leases	Leases

Years ending December 31,	(In thousands)
2016	$54,780	$8,229
2017	26,067	7,562
2018	22,666	1,725
2019	20,564	—
2020	21,564	—
Thereafter	1,097,757	—
Total minimum lease payments	$1,243,398	17,516
Less: Amounts representing interest		(853)
Total obligations under capital leases		16,663
Less: Amounts due within one year		(7,572)
Amounts due after one year		$9,091

The current and long-term obligations under capital leases are included in “Other accrued liabilities” and “Other long-term obligations,” respectively.  Rental expense for operating leases was $74 million, $65 million and $41 million for 2015, 2014 and 2013, respectively. Amounts included short term rentals charged to rent expense.  Rental expense includes $7 million related to the Cotai land concession for 2015, 2014 and 2013. The Company accounts for the Cotai land concession contract as an operating lease for which the required upfront payments are amortized over the initial 25-year contract term. Rent recognized for the Cotai land concession is included in “Preopening and start-up expenses” prior to opening.

In April 2013, the Company entered into a ground lease agreement for an approximate 23 acre parcel of land in connection with the MGM National Harbor project. The ground lease has an initial term of 25 years and the right to extend for up to 13 additional six year periods with the first 7 of those additional periods considered to be reasonably assured. The Company therefore amortizes the lease on a straight line basis over a 67 year term. The ground lease is accounted for as an operating lease with rental expense of $19 million and $13 million recorded for the years ended December 31, 2015 and 2014, respectively. Rent recognized for the ground lease is included in "Preopening and start-up expenses" prior to opening.

Cotai land concession contract.  MGM Grand Paradise’s land concession contract for an approximate 18 acre site on the Cotai Strip in Macau became effective on January 9, 2013 and has an initial term of 25 years. The total land premium payable to the Macau government for the land concession contract is $161 million and is composed of a down payment and eight additional semi-annual payments. As of December 31, 2015, MGM China had paid $130 million of the contract premium, including interest due on the semi-annual installments, and the amount paid is recorded within “Other long-term assets, net.” In January 2016, MGM China paid the sixth semi-annual installment of $15 million under the land concession contract.  Including interest on the two remaining semi-annual installments, MGM China has approximately $29 million remaining payable for the land concession contract. Under the terms of the land concession contract, MGM Grand Paradise is required to build and open MGM Cotai by January 2018.

CityCenter completion guarantee.  In October 2013, the Company entered into a third amended and restated completion and cost overrun guarantee, which was collateralized by substantially all of the assets of Circus Circus Las Vegas, as well as certain land adjacent to that property. During the first quarter of 2015, the Company fulfilled its remaining significant obligations under the completion guarantee in conjunction with the resolution of the Perini litigation and related settlement agreements. In total, the Company funded $888 million under the completion guarantee. In June 2015, the completion guarantee was terminated and the collateral assets securing such completion guarantee were released.

T-Mobile Arena. In conjunction with the Las Vegas Arena Company entering a senior secured credit facility in 2014, the Company and AEG each entered joint and several completion guarantees for the project, as well as a repayment guarantee for term loan B (which is subject to increases and decreases in the event of a rebalancing of the principal amount of indebtedness between the term loan A and term loan B facilities). As of December 31, 2015, term loan A was $120 million and term loan B was $80 million.

Other guarantees.  The Company is party to various guarantee contracts in the normal course of business, which are generally supported by letters of credit issued by financial institutions. The Company’s senior credit facility limits the amount of letters of credit that can be issued to $500 million, and the amount of available borrowings under the senior credit facility is reduced by any outstanding letters of credit. At December 31, 2015, the Company had $26 million in letters of credit outstanding.  MGM China’s senior credit facility limits the amount of letters of credit that can be issued to $100 million, and the amount of available borrowings under the senior credit facility is reduced by any outstanding letters of credit. At December 31, 2015 MGM China had provided approximately $39 million of guarantees under its credit facility.

Other litigation.  The Company is a party to various legal proceedings, most of which relate to routine matters incidental to its business.  Management does not believe that the outcome of such proceedings will have a material adverse effect on the Company’s financial position, results of operations or cash flows.